SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                 (Amendment No.)

Filed by the Registrant                               [X]
Filed by a party other than the Registrant            [ ]

Check the appropriate box:

[x]   Preliminary Proxy Statement
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section.240-14a-11(c) or Section.240-
      14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                            Franklin Multi-Income Trust
                (Name of Registrant as Specified In Its Charter)

                            Franklin Multi-Income Trust
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]   Fee paid previously with preliminary material.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)   Amount Previously Paid:

      2)   Form, Schedule or Registration Statement No.:

      3)   Filing Party:

      4)   Date Filed:


[LOGO](R)
FRANKLIN(R)TEMPLETON(R)



                         FRANKLIN MULTI-INCOME TRUST

                      IMPORTANT SHAREHOLDER INFORMATION

These materials are for the annual shareholders' meeting scheduled for October 7, 1999 at 3:00 p.m. Pacific time. They discuss the proposals to be voted on at the meeting, and contain your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your Fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Trustees' recommendations on page 1 of the proxy statement.

WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSALS IN THE PROXY STATEMENT. THEN, FILL OUT THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE. WHEN SHAREHOLDERS RETURN THEIR PROXIES PROMPTLY, THE FUND MAY BE ABLE TO SAVE MONEY BY NOT HAVING TO CONDUCT ADDITIONAL MAILINGS.

WE WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS, CALL FUND INFORMATION AT 1-800/DIAL BEN(R) (1-800/342-5236).

                        TELEPHONE AND INTERNET VOTING

FOR YOUR CONVENIENCE, YOU MAY BE ABLE TO VOTE BY TELEPHONE OR THROUGH THE INTERNET, 24 HOURS A DAY. IF YOUR ACCOUNT IS ELIGIBLE, A CONTROL NUMBER AND SEPARATE INSTRUCTIONS ARE ENCLOSED.




                     This page intentionally left blank.



A LETTER FROM THE CHAIRMAN

Dear Fellow Shareholders:

I am writing to request that you consider five matters that relate to the Franklin Multi-Income Trust (the "Fund"). The Board of Trustees (the "Board") of the Fund asks that you cast your vote in favor of:

      1.    Electing three Trustees;

      2. Ratifying the appointment by the Trustees of PricewaterhouseCoopers LLP as the independent auditors for the Fund for its current fiscal year;

      3. Eliminating the Fund's fundamental investment restriction regarding investment in other investment companies;

      4. Amending the Fund's fundamental investment restriction regarding lending; and

      5. Granting proxyholders the authority to vote upon any other business that may properly come before the annual meeting or any adjournment.

Each year, in accordance with legal requirements, the Fund, in connection with or as part of its annual meeting, submits the election of Trustees and the approval of the Fund's auditor to a shareholder vote. As in past years, we urge you to confirm the Board's recommendations by electing the nominated Trustees and ratifying the selection of the auditor.

We have also proposed amending or eliminating two of the Fund's fundamental investment restrictions. We believe that the recommended changes will provide additional investment opportunities to the Fund, as further described in the attached proxy statement. We urge you to approve these proposals which are designed to benefit all shareholders by providing the Fund with greater flexibility in pursuing its investment objectives.

The proxy statement includes a question-and-answer format designed to provide you with a simpler and more concise explanation of certain issues. Although much of the information in the proxy statement is technical and required by the various regulations that govern the Fund, we hope that this format will be helpful to you.

Each shareholder's vote is important to the Fund. On behalf of the Trustees, thank you in advance for considering these issues and for promptly returning your proxy card.

                                          Sincerely,


                                          --------------------------
                                          CHARLES B. JOHNSON
                                          CHAIRMAN OF THE BOARD




This page intentionally left blank.



[LOGO](R)
FRANKLIN(R)TEMPLETON(R)


                           FRANKLIN MULTI-INCOME TRUST

                 NOTICE OF 1999 ANNUAL SHAREHOLDERS' MEETING

The Annual Shareholders' Meeting ("Meeting") of Franklin Multi-Income Trust (the "Fund") will be held at the Fund's office, at 777 Mariners Island Blvd., San Mateo, California, 94404 on October 7, 1999 at 3:00 p.m. Pacific time.

During the Meeting, shareholders of the Fund will vote on five proposals:

1.    The election of three Trustees of the Fund;

2. To ratify the selection of PricewaterhouseCoopers LLP as independent auditors for the Fund's fiscal year ending March 31, 2000;

3. To eliminate the Fund's fundamental investment restriction regarding investment in other investment companies;

4. To amend the Fund's fundamental investment restriction regarding lending; and

5. To grant the proxyholders the authority to vote upon any other business that may legally come before the Meeting or any adjournments thereof.

                                    By Order of the Board of Trustees,

                                    Deborah R. Gatzek
                                    SECRETARY

San Mateo, California
Dated: August 27, 1999

------------------------------------------------------------------------------
PLEASE SIGN AND PROMPTLY RETURN YOUR PROXY CARD IN THE SELF-ADDRESSED
ENVELOPE REGARDLESS OF THE NUMBER OF SHARES YOU OWN.
------------------------------------------------------------------------------





                     This page intentionally left blank.




                           FRANKLIN MULTI-INCOME TRUST

                               PROXY STATEMENT

 o INFORMATION ABOUT VOTING

   WHO IS ASKING FOR MY VOTE?

   The Trustees of Franklin Multi-Income Trust (the "Fund") in connection with the Annual Shareholders' Meeting to be held October 7, 1999 (the "Meeting"), have asked that you vote on several matters.

   WHO IS ELIGIBLE TO VOTE?

   Shareholders of record at the close of business on August 17, 1999 are entitled to be present and to vote at the Meeting or any adjourned meeting. Each share of record is entitled to one vote on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the proxy statement were mailed to shareholders of record on or about August 27, 1999.

   ON WHAT ISSUES AM I BEING ASKED TO VOTE?

   You are being asked to vote on five proposals:

   1. To elect three nominees to the position of Trustee;

   2. To ratify the selection of PricewaterhouseCoopers LLP as independent auditors of the Fund for the fiscal year ending March 31, 2000;

   3. To eliminate the Fund's fundamental investment restriction regarding investment in other investment companies;

   4. To amend the Fund's fundamental investment restriction regarding lending; and

   5. To grant the proxyholders the authority to vote upon any other business that may properly come before the Meeting or any adjournment thereof.

   HOW DO THE FUND'S TRUSTEES RECOMMEND THAT I VOTE?

   The Trustees unanimously recommend that you vote:

   1. FOR the election of all nominees as Trustees;

   2. FOR the ratification of the selection of PricewaterhouseCoopers LLP as independent auditors for the Fund's fiscal year ending March 31, 2000;

   3. FOR the elimination of the Fund's fundamental investment restriction regarding investment in other investment companies;

   4. FOR the amendment to the Fund's fundamental investment restriction regarding lending; and

   5. FOR the proxyholders to have discretion to vote on any other business as may properly come before the Meeting or any adjournment thereof.

   HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?

   You may attend the Meeting and vote in person or you may complete and return the proxy card. If you are eligible to vote by telephone or through the internet, a control number and separate instructions are enclosed.

   Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for any of the Proposals 1 through 4, your proxy will be voted as you indicated. If you simply sign and date the proxy card, but don't specify a vote for any of the Proposals 1 through 4, your shares will be voted IN FAVOR of the nominees for Trustee (Proposal 1), IN FAVOR of ratifying the selection of PricewaterhouseCoopers LLP as independent auditors (Proposal 2), IN FAVOR of eliminating the Fund's fundamental investment restriction regarding investment in other investment companies (Proposal 3), IN FAVOR of amending the Fund's fundamental investment restriction regarding lending (Proposal 4), and/or IN ACCORDANCE with the discretion of the persons named in the proxy card as to any other matters that properly may come before the Meeting (Proposal 5).

   CAN I REVOKE MY PROXY?

   You may revoke your proxy at any time before it is voted by forwarding a revocation or later-dated proxy card to the Fund that is received at or prior to the Meeting, or attending the Meeting and voting in person.

 o THE PROPOSALS:

   PROPOSAL 1: ELECTION OF TRUSTEES

   WHO ARE THE NOMINEES AND TRUSTEES?

   The Board is divided into three classes, each class having a term of three years. Each year the term of office of one class expires. This year, the terms of three Trustees are expiring. Frank H. Abbott, Harris J. Ashton, and Gordon S. Macklin have been nominated for three-year terms, set to expire at the 2002 Annual Shareholders' Meeting. These terms continue, however, until successors are duly elected and qualified. The nominees are currently members of the Board. In addition, all of the current nominees and Trustees are also directors or trustees of other investment companies in the Franklin Group of Funds(R) and/or the Templeton Group of Funds (collectively, the "Franklin Templeton Group of Funds").

   Certain Trustees of the Fund hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company. The principal shareholders are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 19% and 15%, respectively, of Resources' outstanding shares. Resources is primarily engaged, through its various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). Charles E. Johnson, Vice President of the Fund, and Gregory E. Johnson, Vice President of the Fund, are the sons and nephews, respectively, of brothers Charles B. Johnson, Chairman of the Board and Trustee of the Fund, and Rupert H. Johnson, Jr., Vice President and Trustee of the Fund.

   Each nominee is currently eligible and has consented to serve if elected. If any of the nominees should become unavailable, the persons named in the proxy will vote in their discretion for another person or other persons who may be nominated as Trustees.

   Listed below, for each nominee and current Trustee, is a brief description of his recent professional experience, and his ownership of shares of the Fund, and shares of all funds in the Franklin Templeton Group of Funds.

                                                             SHARES BENEFICIALLY
                                             FUND SHARES         OWNED IN THE
                                          BENEFICIALLY OWNED  FRANKLIN TEMPLETON
                                            AND % OF TOTAL      GROUP OF FUNDS
   NAME AND PRINCIPAL OCCUPATION            OUTSTANDING ON  (INCLUDING THE FUND)
   DURING PAST FIVE YEARS AND AGE           JUNE 30, 1999    AS OF JUNE 30, 1999
------------------------------------------------------------------------------


   NOMINEES TO SERVE UNTIL THE 2002 ANNUAL SHAREHOLDERS' MEETING

   Frank H. Abbott, III                            521**         583,368
   TRUSTEE SINCE 1989

   President and Director, Abbott Corporation
   (an investment company); director or
   trustee, as the case may be, of 27 of the investment companies in the Franklin
   Templeton Group of Funds; and FORMERLY,
   Director, MotherLode Gold Mines Consolidated
   (gold mining) (until 1996) and Vacu-Dry Co.
   (food processing) (until 1996). Age 78.

   Harris J. Ashton                                500**        1,615,494
   TRUSTEE SINCE 1989

   Director, RBC Holdings, Inc. (bank holding company) and Bar-S Foods (meat packing company); director or trustee, as the case may be, of 48 of the investment companies in the Franklin Templeton Group of Funds; and
   FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host
   Corporation (nursery and craft centers)
   (until 1998). Age 67.

                                                             SHARES BENEFICIALLY
                                            FUND SHARES         OWNED IN THE
                                        BENEFICIALLY OWNED   FRANKLIN TEMPLETON
                                          AND % OF TOTAL      GROUP OF FUNDS
   NAME AND PRINCIPAL OCCUPATION          OUTSTANDING ON   (INCLUDING THE FUND)
   DURING PAST FIVE YEARS AND AGE         JUNE 30, 1999     AS OF JUNE 30, 1999
------------------------------------------------------------------------------

   Gordon S. Macklin                          1,800**            246,141
   TRUSTEE SINCE 1992

   Director, Fund American Enterprises
   Holdings, Inc. (holding company), Martek
   Biosciences Corporation, MCI WorldCom
   (information services), MedImmune, Inc.
   (biotechnology), Spacehab, Inc. (aerospace services) and Real 3D (software); director or trustee, as the case may be, of 48 of the investment companies in the Franklin
   Templeton Group of Funds; and FORMERLY,
   Chairman, White River Corporation (financial services) and Hambrecht and Quist Group
   (investment banking), and President,
   National Association of Securities Dealers,
   Inc. Age 71.

   TRUSTEES SERVING UNTIL 2001 ANNUAL SHAREHOLDERS' MEETING

   *Edward B. Jamieson                           None             19,724
   PRESIDENT SINCE 1992 AND TRUSTEE SINCE 1993

   Executive Vice President and Portfolio
   Manager, Franklin Advisers, Inc.; and
   officer and trustee, as the case may be, of four of the investment companies in the Franklin Templeton Group of Funds. Age 51.

   *Charles B. Johnson                            4,130**      2,203,689
   CHAIRMAN OF THE BOARD SINCE 1993 AND TRUSTEE SINCE 1989

   President, Chief Executive Officer and
   Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin
   Advisers, Inc., Franklin Investment Advisory
   Services, Inc. and Franklin Templeton
   Distributors, Inc.; Director,
   Franklin/Templeton Investor Services, Inc.
   and Franklin Templeton Services, Inc.;
   officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in the Franklin Templeton Group of Funds. Age 66.

                                                             SHARES BENEFICIALLY
                                              FUND SHARES      OWNED IN THE
                                          BENEFICIALLY OWNED FRANKLIN TEMPLETON
                                            AND % OF TOTAL     GROUP OF FUNDS
   NAME AND PRINCIPAL OCCUPATION            OUTSTANDING ON  (INCLUDING THE FUND)
   DURING PAST FIVE YEARS AND AGE           JUNE 30, 1999    AS OF JUNE 30, 1999
------------------------------------------------------------------------------


   *Rupert H. Johnson, Jr.                       1,000**         16,297,751
   SENIOR VICE PRESIDENT SINCE 1992 AND TRUSTEE SINCE 1989

   Executive Vice President and Director,
   Franklin Resources, Inc. and Franklin
   Templeton Distributors, Inc.; President and
   Director, Franklin Advisers, Inc. and
   Franklin Investment Advisory Services, Inc.;
   Senior Vice President, Franklin Advisory
   Services, LLC; Director, Franklin/Templeton
   Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin
   Resources, Inc. and of 52 of the investment companies in the Franklin Templeton Group of Funds. Age 59.

   TRUSTEES SERVING UNTIL 2000 ANNUAL SHAREHOLDERS' MEETING

   S. Joseph Fortunato                             100**            472,398
   TRUSTEE SINCE 1989

   Member of the law firm of Pitney, Hardin, Kipp & Szuch; and director or trustee, as the case may be, of 50 of the investment companies in the Franklin Templeton Group of Funds. Age 67.

   Frank W.T. LaHaye                               1,000**          748,366
   TRUSTEE SINCE 1989

   General Partner, Miller & LaHaye, which is the General Partner of Peregrine Ventures II
   (venture capital firm); director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, Fischer
   Imaging Corporation (medical imaging
   systems), Digital Transmission Systems, Inc.
   (wireless communications) and Quarterdeck
   Corporation (software firm), and General
   Partner, Peregrine Associates, which was the General Partner of Peregrine Ventures
   (venture capital firm).  Age 70.

------------------------------------------------------------------------------
    *Edward B. Jamieson, Charles B. Johnson and Rupert H. Johnson, Jr. are "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended, (the "1940 Act"). The 1940 Act limits the percentage of interested persons that can comprise a fund's board of trustees. Mr. Edward B. Jamieson is an interested person due to his employment affiliation with Resources. Mr. Charles B. Johnson and Mr. Rupert H. Johnson, Jr. are interested persons due to their ownership interest in Resources. The remaining Trustees of the Fund are not interested persons of the Fund (the "Independent Trustees").

   **Less than 1% of the outstanding shares of the Fund.

   HOW OFTEN DO THE TRUSTEES MEET AND WHAT ARE THEY PAID?

   The role of the Trustees is to provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of shareholders. The Trustees anticipate meeting at least 11 times during the current fiscal year to review the operations of the Fund and Fund's investment performance. The Trustees also oversee the services furnished to the Fund by Franklin Advisers, Inc., (the Fund's "Investment Manager"), and various other service providers. The Fund pays the Independent Trustees $60 per month plus $40 per meeting attended. Board members who serve on the Audit Committee of the Fund and other funds in the Franklin Templeton Group of Funds receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Fund. Members of a committee are not compensated for any committee meeting held on the day of a board meeting.

   During the fiscal year ended March 31, 1999 there were 11 meetings of the Board and two meetings of the Audit Committee. Each of the Trustees attended at least 75% of the total number of meetings of the Board. There was 100% attendance at the meetings of the Audit Committee.

   Certain Trustees and Officers of the Fund are shareholders of Resources and may be deemed to receive indirect remuneration due to their participation in the management fees and other fees received from the Franklin Templeton Group of Funds by the Investment Manager and its affiliates. The Investment Manager or its affiliates pay the salaries and expenses of the Officers. No pension or retirement benefits are accrued as part of Fund expenses.

                                                   NUMBER OF
                                               BOARDS WITHIN THE  TOTAL FEES
                                               FRANKLIN TEMPLETON RECEIVED FROM
                                    AGGREGATE  GROUP OF FUNDS ON  THE FRANKLIN
                                  COMPENSATION   WHICH TRUSTEE   TEMPLETON GROUP
   NAME OF TRUSTEE                FROM THE FUND*   SERVES**        OF FUNDS***
------------------------------------------------------------------------------


   Frank H. Abbott, III                 $1,001         27         $159,051
   Harris J. Ashton                      1,061         48          361,157
   S. Joseph Fortunato                   1,010         50          367,835
   Frank W.T. LaHaye                     1,081         27          163,753
   Gordon S. Macklin                     1,061         48          361,157


     * For the fiscal year ended March 31, 1999. During the period from April 1, 1998 through May 31, 1998, fees at the rate of $100 per month plus $50 per meeting attended were in effect.
    ** We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 54 registered investment companies, with approximately 162 U.S. based funds or series.
   ***  For the calendar year ended December 31, 1998.


   The table above indicates the total fees paid to the Independent Trustees by the Fund individually, and by all of the funds in the Franklin Templeton Group of Funds. These Independent Trustees also serve as directors or trustees of other investment companies in the Franklin Templeton Group of Funds, many of which hold meetings at different dates and times. The Trustees believe that having the same individuals serving on the boards of many of the funds in the Franklin Templeton Group of Funds enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Trustees who can more effectively oversee the management of the funds.

   Directors and trustees historically have followed a policy of having substantial investments in one or more of the funds in the Franklin Templeton Group of Funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each director or trustee invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds, and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds, until the value of such investments equals or exceeds five times the annual fees paid such director or trustee. Investments in the name of family members or entities controlled by a director or trustee constitute fund holdings of such director or trustee for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected directors or trustees. In implementing such policy, a director or trustee's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

   WHO ARE THE EXECUTIVE OFFICERS OF THE FUND?

   Officers of the Fund are appointed by the Trustees and serve at the pleasure of the Board. Listed below, for each Executive Officer, is a brief description of his or her recent professional experience:

   ----------------------------------------------------------------------------
                  NAME AND                        PRINCIPAL OCCUPATION
            OFFICES WITH THE FUND            DURING PAST FIVE YEARS AND AGE
   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------
   Harmon E. Burns                         Executive Vice President and
   VICE PRESIDENT SINCE 1989               Director, Franklin Resources,
                                           Inc., Franklin Templeton
                                           Distributors, Inc. and Franklin
                                           Templeton Services, Inc.;
                                           Executive Vice President, Franklin
                                           Advisers, Inc.; Director, Franklin
                                           Investment Advisory Services, Inc.
                                           and Franklin/Templeton Investor
                                           Services, Inc.; and officer and/or
                                           director or trustee, as the case
                                           may be, of most of the other
                                           subsidiaries of Franklin
                                           Resources, Inc. and of 52 of the
                                           investment companies in the
                                           Franklin Templeton Group of Funds.
                                           Age 54.
   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------
   Martin L. Flanagan                      Senior Vice President and Chief
   VICE PRESIDENT AND CHIEF FINANCIAL      Financial Officer, Franklin
   OFFICER SINCE 1995                      Resources, Inc.,
                                           Franklin/Templeton Investor
                                           Services, Inc. and Franklin Mutual
                                           Advisers, LLC; Executive Vice
                                           President, Chief Financial Officer
                                           and Director, Templeton Worldwide,
                                           Inc.; Executive Vice President,
                                           Chief Operating Officer and
                                           Director, Templeton Investment
                                           Counsel, Inc.; Executive Vice
                                           President and Chief Financial
                                           Officer, Franklin Advisers, Inc.;
                                           Chief Financial Officer, Franklin
                                           Advisory Services, LLC and
                                           Franklin Investment Advisory
                                           Services, Inc.; President and
                                           Director, Franklin Templeton
                                           Services, Inc.; officer and/or
                                           director of some of the other
                                           subsidiaries of Franklin
                                           Resources, Inc.; and officer
                                           and/or director or trustee, as the
                                           case may be, of 52 of the
                                           investment companies in the
                                           Franklin Templeton Group of Funds.
                                           Age 39.
   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------
   Deborah R. Gatzek                       Senior Vice President and General
   VICE PRESIDENT SINCE 1992 AND           Counsel, Franklin Resources, Inc.;
   SECRETARY SINCE 1989                    Senior Vice President, Franklin
                                           Templeton Services, Inc. and
                                           Franklin Templeton Distributors,
                                           Inc.; Executive Vice President,
                                           Franklin Advisers, Inc.; Vice
                                           President, Franklin Advisory
                                           Services, LLC and Franklin Mutual
                                           Advisers, LLC; Vice President,
                                           Chief Legal Officer and Chief
                                           Operating Officer, Franklin
                                           Investment Advisory Services,
                                           Inc.; and officer of 53 of the
                                           investment companies in the
                                           Franklin Templeton Group of Funds.
                                           Age 50.
   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------
   Edward B. Jamieson                      See Proposal 1, "Election of
   PRESIDENT SINCE 1992                    Trustees."
   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------
   Charles B. Johnson                      See Proposal 1, "Election of
   CHAIRMAN OF THE BOARD SINCE 1993        Trustees."
   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------
   Charles E. Johnson                      Senior Vice President and
   VICE PRESIDENT SINCE 1989               Director, Franklin Resources,
                                           Inc.; Senior Vice President,
                                           Franklin Templeton Distributors,
                                           Inc.; President and Director,
                                           Templeton Worldwide, Inc.;
                                           Chairman and Director, Templeton
                                           Investment Counsel, Inc.; Vice
                                           President, Franklin Advisers,
                                           Inc.; officer and/or director of
                                           some of the other subsidiaries of
                                           Franklin Resources, Inc.; and
                                           officer and/or director or
                                           trustee, as the case may be, of 33
                                           of the investment companies in the
                                           Franklin Templeton Group of Funds.
                                           Age 43.
   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------
   Gregory E. Johnson                      President, Franklin Templeton
   VICE PRESIDENT SINCE 1989               Distributors, Inc.; and Vice
                                           President, Franklin Resources,
                                           Inc. and Franklin Advisers, Inc.
                                           Age 38.
   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------
   Rupert H. Johnson, Jr.                  See Proposal 1, "Election of
   Senior Vice President since 1992        Trustees."

   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------
   Diomedes Loo-Tam                        Senior Vice President, Franklin
   TREASURER AND PRINCIPAL ACCOUNTING      Templeton Services, Inc.; and
   OFFICER SINCE 1995                      officer of 32 of the investment
                                           companies in the Franklin
                                           Templeton Group of Funds. Age 60.
   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------
   Edward V. McVey                         Senior Vice President and National
   VICE PRESIDENT SINCE 1989               Sales Manager, Franklin Templeton
                                           Distributors, Inc.; and officer of
                                           28 of the investment companies in
                                           the Franklin Templeton Group of
                                           Funds. Age 62.
   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------
   R. Martin Wiskemann                     Senior Vice President, Portfolio
   VICE PRESIDENT SINCE 1989               Manager and Director, Franklin
                                           Advisers, Inc.; Senior Vice
                                           President, Franklin Management,
                                           Inc.; Vice President and Director,
                                           ILA Financial Services, Inc.; and
                                           officer and/or director or
                                           trustee, as the case may be, of 15
                                           of the investment companies in the
                                           Franklin Templeton Group of Funds.
                                           Age 72.
   ----------------------------------------------------------------------------



           THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS
                         THAT YOU APPROVE PROPOSAL 1


   PROPOSAL 2: TO RATIFY THE SELECTION OF INDEPENDENT AUDITORS

   HOW ARE INDEPENDENT AUDITORS SELECTED?

   The Board of Trustees has a standing Audit Committee consisting of Messrs. Abbott and LaHaye, both of whom are Independent Trustees. The Audit Committee reviews audit procedures and results and considers any matters arising from an audit to be brought to the attention of the Trustees as a whole with respect to the accounting of the Fund, its internal accounting controls, its operational procedures and submits a recommendation to the full Board of Trustees as to the selection of independent auditors.

   WHICH INDEPENDENT AUDITORS DID THE BOARD SELECT?

   For the fiscal year ending March 31, 2000, the Board, including all of the Independent Trustees, selected as auditors the firm of PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105. Coopers & Lybrand L.L.P. served as the independent auditors for the Fund since its inception in 1989 until 1998. PricewaterhouseCoopers LLP is the successor entity to a 1998 combination of Coopers & Lybrand L.L.P. with Price Waterhouse LLP. The auditors give an opinion on the financial statements in the Fund's Annual Report to Shareholders. PricewaterhouseCoopers LLP has advised the Fund that neither the firm nor any of its members have any material direct or indirect financial interest in the Fund.

   Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting.

           THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS
                          THAT YOU APPROVE PROPOSAL 2



   PROPOSAL 3: TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTMENT IN OTHER INVESTMENT COMPANIES

   WHAT IS THE CURRENT RESTRICTION AND WHY IS THE BOARD RECOMMENDING THAT THE RESTRICTION BE ELIMINATED?

   The Fund is subject to certain investment restrictions which govern the Fund's investment activities. Under the 1940 Act, certain investment restrictions that are designated as fundamental, either because they are required to be so under the 1940 Act, or a Fund elects to treat them as such, can only be changed by a shareholder vote.

   Currently, investment restriction number 8, which is fundamental, states that the Fund may not:

            Acquire securities of other investment companies in an amount exceeding the limitations set forth in the 1940 Act and the rules thereunder, except as part of a merger, consolidation or other plan of reorganization.

   After the Fund was formed in 1989, legal and regulatory requirements applicable to investment companies changed. For example, certain restrictions deriving from state laws and regulations are no longer relevant as the National Securities Markets Improvement Act of 1996 ("NSMIA") eliminated the states' ability to substantively regulate investment companies. As a result of NSMIA, the Fund's current restriction on investing in other investment companies, which was included because of a state law requiring a stated policy in this regard, is no longer legally required.

   The Board has determined that eliminating this restriction: (1) is consistent with the federal securities laws; (2) will permit the Fund to take advantage of investments in affiliated money market funds under an SEC order, as described below; and (3) will conform the Fund's restrictions with standardized investment restrictions adopted by other Franklin and Templeton funds. By both standardizing and reducing the total number of investment restrictions that can be changed only by a shareholder vote, the Board believes that the Fund will be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. In light of the above considerations, the Board has determined that eliminating this investment restriction is in the best interests of the Fund's shareholders.

   WHAT EFFECT WILL ELIMINATING THIS RESTRICTION HAVE ON THE FUND?

   The current investment restriction incorporates into it the current state of the federal securities law requirements relating to an investment by an investment company in shares of other investment companies. Thus, as a general matter, elimination of restriction number 8 should not have an impact on the day to day management of the Fund, as the 1940 Act restrictions will still apply to the Fund. With respect to cash management, however, the Franklin Templeton Group of Funds, including the Fund, has obtained an exemptive order from the SEC (the "Cash Sweep Order") to permit the funds to invest their uninvested cash in one or more Franklin or Templeton money market funds. Eliminating the Fund's current restriction on investing in other investment companies will permit the Fund to take advantage of the investment opportunities presented by the Cash Sweep Order, since the Cash Sweep Order contemplates relief from the 1940 Act restrictions relating to the permissible percentage of investments in other investment companies. Absent the elimination of the Fund's restriction number 8, that restriction would prohibit the Fund from taking full advantage of the relief granted in the Cash Sweep Order.

   The Cash Sweep Order permits the Fund to invest a higher percentage of its assets in affiliated Franklin or Templeton money market funds than would normally be allowed under the 1940 Act, subject to certain conditions imposed by the SEC staff. At the end of each day, the Fund typically has cash available for investment, but often may not have enough cash to permit it to make meaningful investments directly in high quality and higher yielding money market instruments. By investing its uninvested cash in shares of the Franklin or Templeton money market funds, the Fund would be able to invest its assets in a fund which invests in higher yielding instruments than may otherwise be available to the Fund for direct short-term investments of uninvested cash balances. The Fund will only invest in affiliated money market funds to the extent permitted by the parameters of the Cash Sweep Order.

   WHAT ARE THE RISKS, IF ANY, IN ELIMINATING THIS INVESTMENT RESTRICTION?

   The Board does not anticipate that eliminating this restriction will result in any additional risk to the Fund. Although the Fund's current restriction, as drafted, is no longer legally required, the Fund's ability to invest in other investment companies will continue to be subject to the limitations of the 1940 Act or any exemptive orders, like the Cash Sweep Order, granted under the 1940 Act with their accompanying conditions as imposed by the SEC staff.

   In addition, the Fund's purchases and redemptions of money market fund shares would not be subject to a sales load, redemption fee, or distribution fee adopted in accordance with Rule 12b-1.

    THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU APPROVE
                                  PROPOSAL 3


   PROPOSAL 4: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING LENDING

   WHAT IS THE CURRENT RESTRICTION AND WHY IS THE BOARD RECOMMENDING THAT THE RESTRICTION BE AMENDED?

   The Board is recommending that shareholders approve a change to the Fund's fundamental investment restriction regarding lending. The Board has determined that amending this restriction: (1) is consistent with the federal securities laws; (2) will permit the Fund to take advantage of additional lending opportunities under a proposed SEC exemptive order; and
   (3) will conform the Fund's restrictions with standardized investment restrictions adopted by other Franklin and Templeton funds.

   Currently, investment restriction 5, which is fundamental, states that the Fund may not:

            Make loans to other persons except (i) through the lending of its portfolio securities, (ii) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, and (iii) to the extent the entry into a repurchase agreement is deemed to be a loan.

   The Board believes that the proposed amendment to the Fund's lending restriction is in the best interests of the Fund's shareholders and should be modified because the proposed lending restriction will provide the Fund with greater investment management flexibility than the current lending restriction. The new lending restriction will grant the Fund additional authority to loan cash to affiliated investment companies, pursuant to the terms of a proposed SEC order, as described below.

   WHAT EFFECT WILL THIS AMENDMENT HAVE ON THE FUND'S INVESTMENT POLICIES?

   As a general matter, amending this restriction should not have an impact on the day to day management of the Fund, as the 1940 Act restrictions on lending will still apply to the Fund, and the proposed modification merely carves out certain limited situations from the existing prohibition. This carve-out would permit the Fund to take advantage of certain regulatory relief available to the Fund from time to time. For example, the Franklin Templeton Group of Funds, including the Fund, has requested an exemptive order from the SEC (the "Lending Order") that will permit the Fund to lend cash to other Franklin and Templeton funds. If the Lending Order is approved, the new restriction will permit the Fund, under certain conditions, to lend cash to other Franklin or Templeton funds at rates higher than those which the Fund would receive if the Fund loaned cash to banks through short-term lendings such as repurchase agreements. The ability to lend cash to affiliated investment companies would provide additional investment opportunities to the Fund.

   In addition, the standardization of the current lending restriction is expected to enable all Franklin and Templeton funds to operate more efficiently, and to more easily monitor compliance with investment restrictions. If the proposed lending restriction is not approved, the Fund would be prohibited from taking advantage of either the Lending Order, or other future exemptive orders granted under the 1940 Act.

   WHAT ARE THE RISKS, IF ANY, IN AMENDING THIS INVESTMENT RESTRICTION?

   The Board does not anticipate that the Fund will incur any additional risk as a result of amending the Fund's lending restriction. The adoption of the restriction as modified would not affect the Fund's current lending limitations, but it would permit the Fund to lend cash to affiliated investment companies in accordance with the Lending Order. Although any loan involves certain risk that the borrower may not repay the loan, management of the Fund believes that increased lending flexibility will not materially increase the risk to which the Fund is currently subject. Further, any order granted would be subject to certain conditions imposed by the SEC staff.

   WHAT IS THE PROPOSED AMENDMENT TO THE FUND'S INVESTMENT RESTRICTION?

   If approved by the shareholders, restriction number 5 will be amended to state that the Fund may not:

            Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. THE FUND MAY ALSO MAKE LOANS TO AFFILIATED INVESTMENT COMPANIES TO THE EXTENT PERMITTED BY THE 1940 ACT OR ANY EXEMPTIONS THEREFROM WHICH MAY BE GRANTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION. (new language in italics).

    THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU APPROVE
                                  PROPOSAL 4


   PROPOSAL 5: OTHER BUSINESS

   The Trustees do not intend to bring any matters before the Meeting other than Proposals 1, 2, 3 and 4 and are not aware of any other matters to be brought before the Meeting by others. If any other matters do properly come before the Meeting, the persons named in the enclosed proxy will use their best judgment in voting on such matters.

 o INFORMATION ABOUT THE FUND

   THE INVESTMENT MANAGER. Franklin Advisers, Inc. ("Advisers"), 777 Mariners Island Blvd., San Mateo, California 94404 serves as the Fund's investment manager. Advisers is a wholly owned subsidiary of Resources, a publicly owned holding company.

   THE FUND ADMINISTRATOR. Under an agreement with Advisers, Franklin Templeton Services, Inc. ("FT Services"), whose principal address is also 777 Mariners Island Blvd., San Mateo, CA 94404, provides certain administrative services and facilities for the Fund. FT Services is a wholly owned subsidiary of Resources.

   THE TRANSFER AGENT. The transfer agent, registrar and dividend disbursement agent for the Fund is The First Data Investor Services Group, P.O. Box 8030, Boston, MA 02266-8030.

   THE CUSTODIAN. The Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets.

   REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS. The Fund's last audited financial statements and annual report, dated March 31, 1999, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN(R) or forward a written request to Franklin/Templeton Investor Services, Inc., 777 Mariners Island Blvd, P.O. Box 7777, San Mateo, CA 94403-7777.

   PRINCIPAL SHAREHOLDERS. As of August 17, 1999, the Fund had ______________ shares outstanding and total net assets of $____________. The Fund's shares are listed on the NYSE (symbol: FMI ). From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of August 17, 1999, there were no other entities holding beneficially or of record more than 5% of the Fund's outstanding shares.

   In addition, to the knowledge of the Fund's management, as of June 30, 1999, no Trustee of the Fund owned 1% or more of the outstanding shares of the Fund, and the Officers and Trustees of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

 o FURTHER INFORMATION ABOUT VOTING AND THE MEETING

   SOLICITATION OF PROXIES. The cost of soliciting these proxies will be borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Fund has engaged _________ to solicit proxies from brokers, banks, other institutional holders and individual shareholders for an approximate fee, including out-of-pocket expenses, ranging between $_____ and $______. The Fund expects that the solicitation will be primarily by mail, but also may include telephone, telecopy or oral solicitations. The Fund does not reimburse Trustees and Officers of the Fund, or regular employees and agents of Advisers involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.

   In addition to solicitations by mail, some of the Officers and employees of the Fund, Advisers and its affiliates, without extra compensation, may conduct additional solicitations by telephone, personal interviews and other means.

   VOTING BY BROKER-DEALERS. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that NYSE Rules permit the broker-dealers to vote on the items to be considered at the Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting those shares in the same proportion as they vote shares for which they received instructions.

   QUORUM. Forty percent of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

   REQUIRED VOTE. Provided that a quorum is present, Proposal 1, the election of Trustees, requires that the three nominees receiving the greatest number of votes cast at the Meeting will be elected. All voting rights are non-cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of such Trustees if they choose to do so, and in such event, the holders of the remaining shares voting will not be able to elect any Trustees. Proposal 2, ratification of the selection of independent auditors, requires the affirmative vote of a majority of the Fund's shares present and voting on the Proposal at the Meeting. Proposals 3 and 4, changes to investment restrictions, require the affirmative vote of the lesser of: (i) more than 50% of the outstanding voting securities of the Fund or (ii) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy. Proposal 5, for the proxyholders to have discretion to vote on any other business that may properly come before the meeting requires the affirmative vote of a majority of the Fund's shares present and voting on the Proposal at the Meeting. Abstentions and broker non-votes will be treated as votes not cast and, therefore, will not be counted for purposes of obtaining approval of each Proposal.

   ADJOURNMENT. Whether or not a quorum is present, if sufficient votes in favor of the Proposals are not received by the date of the Meeting, the persons named in the enclosed proxy may propose one or more adjournments of the Meeting for a period or periods of not more than 60 days from the date of the original Meeting. This will permit further solicitation of proxies, even if a quorum is present. Any adjournment will require the affirmative vote of a majority of the votes cast upon the question of adjourning to another date and time, in person or by proxy, at the session of the Meeting to be adjourned. The persons named as proxies will vote in their discretion on questions of adjournment those shares for which proxies have been received that grant discretionary authority to vote on matters that may properly come before the Meeting. The costs of any such additional solicitation and of any adjourned session would be paid by the Fund.

   SHAREHOLDER PROPOSALS. The Fund anticipates that its next annual shareholders' meeting will be held in September, 2000. Shareholder proposals to be presented at the next annual meeting must be received at the Fund's offices, 777 Mariners Island Boulevard, San Mateo, CA 94404, no later than April 27, 1999 in order to be included in the Fund's proxy statement and proxy card relating to that meeting and presented at that meeting. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement. A shareholder who wishes to make a proposal at the 2000 annual shareholders' meeting without including the proposal in the Fund's proxy statement should notify the Fund at the Fund's offices, of such proposal by June 13, 2000. If a shareholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by the Board for the 2000 annual shareholders' meeting may exercise discretionary voting power with respect to any such proposal.

                                    By order of the Board of Trustees,

                                    Deborah R. Gatzek
                                    SECRETARY



Dated: August 27, 1999
San Mateo, California

                                    PROXY

                         FRANKLIN MULTI-INCOME TRUST

                ANNUAL SHAREHOLDERS' MEETING - OCTOBER 7, 1999

The undersigned hereby revokes all previous proxies for his shares and appoints Harmon E. Burns, Rupert, H. Johnson, Jr., Deborah R. Gatzek, and Leiann Nuzum, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Franklin Multi-Income Trust (the "Fund"), which the undersigned is entitled to vote at the Fund's Annual Meeting to be held at 777 Mariners Island Blvd., San Mateo, California 94404 at 3:00 p.m. Pacific time on the 7th day of October, 1999, including any adjournments thereof, upon the matters set forth on the reverse side.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF PROPOSALS 1 (INCLUDING ALL NOMINEES FOR TRUSTEES) AND 2, 3, AND 4, AND WITHIN THE DISCRETION OF THE PROXYHOLDERS AS TO ANY OTHER MATTER PURSUANT TO PROPOSAL 5.


SEE REVERSE                                                       SEE REVERSE
   SIDE           CONTINUED AND TO BE SIGNED ON REVERSE SIDE          SIDE




X     PLEASE MARK
      VOTES AS IN
      THIS EXAMPLE.

--------------------------------------------------------------------------------
                                         THE BOARD UNANIMOUSLY RECOMMENDS THAT
                                         YOU VOTE IN FAVOR OF PROPOSALS 1-4.
--------------------------------------------------------------------------------


                                                          FOR  AGAINST  ABSTAIN
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1.    Election of Trustees.              2. To ratify     [ ]     [ ]     [ ]
                                         the selection
Nominees: Frank H. Abbott, III,          of
Harris J. Ashton and Gordon S.           PricewaterhouseCoopers
Macklin                                  LLP as
                                         independent
                                         auditors for
                                         the Fund's
                                         fiscal year
                                         ending March
                                         31, 2000;
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          [ ] FOR   [ ]     [ ] ABSTAIN  3.  To            [ ]     [ ]     [ ]
          ALL       WITHOLD              eliminate the
          NOMINEES  AUTHORITY            Fund's
          LISTED    TO VOTE              fundamental
          ABOVE     FOR ALL              investment
          (EXCEPT   NOMINEES             restriction
          AS        LISTED               regarding
          MARKED    ABIVE                investment in
          BELOW)                         other
                                         investment
                                         companies.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[ ]        For all             MARK [ ]  4.  To amend      [ ]     [ ]     [ ]
           nominees            HERE FOR  the Fund's
           except              ADDRESS   fundamental
           as noted            CHANGE    investment
           above               AND NOTE  restriction
                               BELOW     regarding
                                         lending.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                         5. To grant       [ ]     [ ]     [ ]
                                         the
                                         proxyholders
                                         the authority
                                         to vote upon
                                         any other
                                         business that
                                         may properly
                                         come before
                                         the Meeting or
                                         any
                                         adjournments
                                         thereof.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                         PLEASE SIGN AND PROMPTLY RETURN IN THE
                                         ACCOMPANYING ENVELOPE. NO POSTAGE
                                         REQUIRED IF MAILED IN THE U.S.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                         Note: Please sign exactly as your name
                                         appears on the proxy. If signing for
                                         estates, trusts, or corporations,
                                         title or capiciy should be stated. If
                                         shares are held jointly, each holder
                                         must sign.
--------------------------------------------------------------------------------


Signature:               Date:       Signature:              Date: